UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 5, 2006

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

480 Pleasant Street, Lee, Massachusetts  01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Wave Systems Corp. (“Wave”) has signed an OEM Software Distribution agreement with Broadcom Corporation (“Broadcom”) permitting the distribution of Wave’s Embassy® Security Center (ESC) and Cryptographic Service Provider (CSP) software technology with Broadcom devices that include a Trusted Platform Module (TPM). Wave will receive a per-unit royalty based on Broadcom’s sales of products that are equipped with or include Wave’s software technology. Although the contract requires an initial pre-payment of royalties, it does not provide for guaranteed minimum or maximum shipped quantities or royalties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: April 5, 2006